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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (date of earliest event reported) September 30, 1999

                      ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                          0-16014                  23-2417713
  (State or other                (Commission File Number)      (IRS Employer
  jurisdiction of                                           Identification No.)
   incorporation)

              One North Main Street - Coudersport, PA    16915-1141
              (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code (814) 274-9830
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Item 5.  Other Events.

Adelphia Communications Corporation announced in a corrective press release dated October 1, 1999 that it was retracting a press release which was issued erroneously the evening of September 30, 1999 at approximately 9:10 P.M. Eastern Time. The incorrect press release was entitled "Adelphia Has 'Arrived' as National Telecommunications Provider." The incorrect press release prematurely reported the closing of its pending acquisitions of Century Communications Corp., FrontierVision Partners, L.P. and Harron Communications Corp. Although these three acquisitions are expected to close early in the quarter ending December 31, 1999, at present none of the three acquisitions has been closed. The Company will release further information on the closing of these acquisitions promptly when available.

Information regarding these three pending acquisitions has been the subject of several other prior Adelphia press releases and filings by Adelphia with the Securities and Exchange Commission.

The corrective press release of October 1, 1999 is filed under Item 7 of this Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

Exhibit No.                            Description
----------                             -----------
   99.01       Corrective Press Release dated October 1, 1999 (Filed Herewith).


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1,  1999                    ADELPHIA COMMUNICATIONS
                                            CORPORATION  (Registrant)

                                          By:   /s/ Timothy J. Rigas
                                          -------------------------------------
                                          Timothy J. Rigas
                                          Executive Vice President, Treasurer
                                          and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.                              Description
----------                               -----------
   99.01        Corrective Press Release dated October 1, 1999 (Filed Herewith).